EXHIBIT 99.2

IVANHOE ENERGY INC.

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On July17, 2009, the Company and its wholly-owned subsidiary, Ivanhoe Energy Holdings Inc. (the “Seller”) completed a Stock Purchase Agreement (the “Agreement”) with Seneca Resources Corporation and its wholly-owned subsidiary, Seneca South Midway LLC (the “Purchaser”) for the sale of all of the issued and outstanding shares (the “Purchased Shares”) of Ivanhoe Energy (USA) Inc. (“IE USA”) for a purchase price of $39,200,000 (the “Sale”).

The Purchaser is acquiring all of the Company’s oil and gas exploration and production operations in the United States, including production properties and infrastructure in California and Texas and additional exploration acreage in California. Under the terms of the Agreement, certain non-operating assets have been excluded, including cash, certain accounts receivable, non-operating licenses, leases and other contracts and the Company’s office premises in Bakersfield, California.

An escrow deposit in the amount of $2 million will be available to the Purchaser for a period of one year to satisfy any indemnification obligations of the Seller. In addition, the Company used approximately $5.2 million of the Purchase Price to repay an outstanding loan to a third party financial institution holding a security interest in IE USA’s assets. The Company intends to use the balance of the Purchase Price for the ongoing development of its heavy oil projects in Canada and Ecuador and for general corporate purposes.

In accordance with Article 11 of Regulation S-X, the accompanying unaudited pro forma condensed consolidated balance sheet as at March 31, 2009 gives effect to the disposition of Ivanhoe Energy (USA) Inc. as if it had been consummated as of March 31, 2009, and the accompanying unaudited pro forma consolidated statements of operations for the three-month periods ended March 31, 2009, and 2008, and the years ended December 31, 2008, 2007 and 2006, give effect to the disposition of Ivanhoe Energy (USA) Inc. as if it had been consummated at the beginning of the periods presented.

The historical financial information on which the pro forma statements are based is included in Ivanhoe Energy Inc.’s (“Ivanhoe” or the “Company”) Annual Report on Form 10-K for the year ended December 31, 2008, which was filed on March 16, 2009, and Ivanhoe’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, which was filed on May 11, 2009. This historical financial information is prepared in accordance with Canadian generally accepted accounting principles (“GAAP”). The impact of material differences between Canadian and U.S. GAAP on the historical information is presented in Note 1 to these pro forma condensed consolidated financial statements. The pro forma condensed consolidated financial statements and the notes thereto should be read in conjunction with these historical consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements are based on the estimates and assumptions included in the notes to the unaudited pro forma condensed consolidated financial statements. The adjustments included in the unaudited pro forma condensed consolidated financial statements are preliminary. Management believes that the estimates, assumptions and adjustments set forth in the notes to the unaudited pro forma condensed consolidated financial statements are reasonable under the circumstances and based upon the information available.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative and informational purposes only and are subject to a number of assumptions which may not be indicative of the operating results or financial position that might have been achieved had the disposition been completed at the dates indicated or what the results will be for any future periods. These unaudited pro forma amounts do not, therefore, project Ivanhoe’s financial position or results of operations for any future date or period. The unaudited pro forma condensed consolidated statements of operations do not include the gain that Ivanhoe would have recognized for the sale of Ivanhoe Energy (USA) Inc. if the transaction was completed at the beginning of the periods presented.

IVANHOE ENERGY INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As at March 31, 2009
(stated in thousands of U.S. Dollars, except share amounts)

	Historical	Ivanhoe Energy			Pro Forma
	Ivanhoe Energy Inc.	(USA) Inc. (i)	Adjustments	Notes	Ivanhoe Energy Inc.
Assets
Current Assets:
Cash and cash equivalents	$28,364	$(2,248)	$31,066	ii	$58,776
	-	-	1,594	iii
Accounts receivable	5,790	(1,473)	114	iii	4,431
Prepaid and other current assets	1,631	(170)	-		1,461
Derivative instruments	1,167	(163)	-		1,004
Cash in escrow	-	-	2,000	iv	2,000
	36,952	(4,054)	34,774		67,672

Oil and gas properties and development costs, net	174,684	(31,142)	-		143,542
Intangible assets - HTLTM technology	92,153	-	-		92,153
Long term assets	671	(450)	-		221
	$304,460	$(35,646)	$34,774		$303,588
Liabilities and Shareholders' Equity
Current Liabilities:
Accounts payable and accrued liabilities	$8,481	$(288)	$-		$8,193
Income tax payable	2,286	-	-		2,286
Debt - current portion	5,200	(5,200)	-		-
	15,967	(5,488)	-		10,479

Long term debt	37,007	-	-		37,007
Asset retirement obligations	3,972	(1,834)	-		2,138
Long term obligation	1,900	-	-		1,900
	58,846	(7,322)	-		51,524

Shareholders' Equity:
Share capital, issued 279,381,187 common shares	413,857	-	-		413,857
Purchase warrants	18,805	-	-		18,805
Contributed surplus	17,323	-	-		17,323
Convertible note	2,086	-	-		2,086
Accumulated deficit	(206,457)	(28,324)	34,774	ii, v	(200,007)
	245,614	(28,324)	34,774		252,064
	$304,460	$(35,646)	$34,774		$303,588
(See accompanying notes)

Notes:

i.

This column represents the removal of Ivanhoe Energy (USA) Inc.’s condensed balance sheet (after adjusting for intercompany items) from Ivanhoe Energy Inc.’s historical condensed consolidated balance sheet.

ii.

This adjustment is recorded to reflect net cash that Ivanhoe Energy Inc. received as consideration for the sale of Ivanhoe Energy (USA) Inc., net of any adjustments – see v. below, had the transaction been completed as of March 31, 2009.

iii.	Excluded assets are to remain with the Company and settlement of certain receivables will occur subsequent to the sale of Ivanhoe Energy (USA) Inc.
iv.	Cash held in escrow as required by the Stock Purchase Agreement.
v.	This amount includes adjustments pertaining to the sale of Ivanhoe Energy (USA) Inc. and consists of the following:
•	$36.3 million in proceeds net of cash in escrow and costs associated with the sale.
•	$5.2 million of Ivanhoe Energy (USA) Inc. current debt that the Company paid concurrent with the sale.

IVANHOE ENERGY INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2009
(stated in thousands of U.S. Dollars, except per share amounts)

	Historical	Ivanhoe Energy	Pro Forma
	Ivanhoe Energy Inc.	(USA) Inc.	Ivanhoe Energy Inc.
Revenue
Oil and gas revenue	$7,699	$(1,966)	5,733
Gain on derivative instruments	268	(186)	82
Interest income	13	(2)	11
	7,980	(2,154)	5,826
Expenses
Operating costs	3,727	(1,026)	2,701
General and administrative	4,954	(68)	4,886
Business and technology development	2,037	-	2,037
Depletion and depreciation	7,632	(1,677)	5,955
Interest expense and financing costs	259	(82)	177
	18,609	(2,853)	15,756

Loss from continuing operations before income taxes	(10,629)	699	(9,930)
Current provision for income taxes	(1,645)	-	(1,645)
Net Loss from continuing operations	$(12,274)	$699	$(11,575)

Net Loss per share - Basic and Diluted	$(0.04)		$(0.04)

Weighted Average Number of Shares (in thousands)
Basic and Diluted	279,381		279,381
(see accompanying notes)

IVANHOE ENERGY INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2008
(stated in thousands of U.S. Dollars, except per share amounts)

	Historical	Ivanhoe Energy	Pro Forma
	Ivanhoe Energy Inc.	(USA) Inc.	Ivanhoe Energy Inc.
Revenue
Oil and gas revenue	$15,043	$(4,155)	$10,888
Loss on derivative instruments	(3,946)	1,264	(2,682)
Interest income	72	(44)	28
	11,169	(2,935)	8,234
Expenses
Operating costs	5,392	(1,082)	4,310
General and administrative	3,946	(360)	3,586
Business and technology development	1,476	-	1,476
Depletion and depreciation	8,366	(1,457)	6,909
Interest expense and financing costs	533	(148)	385
	19,713	(3,047)	16,666

Net Loss from continuing operations	$(8,544)	$112	$(8,432)

Net Loss per share - Basic and Diluted	$(0.03)		$(0.03)

Weighted Average Number of Shares (in thousands)
Basic and Diluted	244,873		244,873
(see accompanying notes)

IVANHOE ENERGY INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2008
(stated in thousands of U.S. Dollars, except per share amounts)

	Historical	Ivanhoe Energy	Pro Forma
	Ivanhoe Energy Inc.	(USA) Inc.	Ivanhoe Energy Inc.
Revenue
Oil and gas revenue	$66,490	$(18,120)	$48,370
Gain on derivative instruments	1,966	(278)	1,688
Interest income	710	(98)	612
	69,166	(18,496)	50,670
Expenses
Operating costs	26,652	(5,137)	21,515
General and administrative	18,190	(2,411)	15,779
Business and technology development	6,453	-	6,453
Depletion and depreciation	31,904	(6,143)	25,761
Interest expense and financing costs	1,829	(520)	1,309
Provision for impairment of GTL intangible asset and development costs	15,054	-	15,054
Write off of deferred financing costs	2,621	-	2,621
	102,703	(14,211)	88,492

Loss from continuing operations before income taxes	(33,537)	(4,285)	(37,822)

Current provision for income taxes	(656)	2	(654)
Net Loss from continuing operations	$(34,193)	$(4,283)	$(38,476)

Net Loss per share - Basic and Diluted	$(0.13)		$(0.15)

Weighted Average Number of Shares (in thousands)
Basic and Diluted	258,815		258,815
(See accompanying notes)

IVANHOE ENERGY INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2007
(stated in thousands of U.S. Dollars, except per share amounts)

	Historical	Ivanhoe Energy	Pro Forma
	Ivanhoe Energy Inc.	(USA) Inc.	Ivanhoe Energy Inc.
Revenue
Oil and gas revenue	$43,635	$(12,270)	$31,365
Loss on derivative instruments	(10,587)	5,594	(4,993)
Interest income	469	(152)	317
	33,517	(6,828)	26,689
Expenses
Operating costs	17,319	(4,319)	13,000
General and administrative	12,076	(1,972)	10,104
Business and technology development	9,625	-	9,625
Depletion and depreciation	26,524	(5,884)	20,640
Interest expense and financing costs	1,050	(427)	623
Provision for impairment of oil and gas properties	6,130	-	6,130
	72,724	(12,602)	60,122

Net Loss from continuing operations	$(39,207)	$5,774	$(33,433)

Net Loss per share - Basic and Diluted	$(0.16)		$(0.14)

Weighted Average Number of Shares (in thousands)	242,362		242,362
(see accompanying notes)

IVANHOE ENERGY INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2006
(stated in thousands of U.S. Dollars, except per share amounts)

	Historical	Ivanhoe Energy	Pro Forma
	Ivanhoe Energy Inc.	(USA) Inc.	Ivanhoe Energy Inc.
Revenue
Oil and gas revenue	$47,748	$(12,065)	$35,683
Loss on derivative instruments	(424)	424	-
Interest income	776	(139)	637
	48,100	(11,780)	36,320
Expenses
Operating costs	16,133	(4,299)	11,834
General and administrative	10,180	(1,628)	8,552
Business and technology development	7,610	-	7,610
Depletion and depreciation	32,550	(5,378)	27,172
Interest expense and financing costs	963	(290)	673
Provision for impairment of oil and gas properties	5,420	-	5,420
Write off of deferred acquisition costs	736	-	736
	73,592	(11,595)	61,997

Net Loss from continuing operations	$(25,492)	$(185)	$(25,677)

Net Loss per share - Basic and Diluted	$(0.11)		$(0.11)

Weighted Average Number of Shares (in thousands)	235,640		235,640
(see accompanying notes)

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(all tabular amounts are expressed in thousands of U.S. dollars except per share amounts)

1.	ADDITIONAL DISCLOSURE REQUIRED UNDER U.S. GAAP

The Company’s unaudited pro forma condensed consolidated financial statements have been prepared in accordance with GAAP as applied in Canada. In the case of the Company, Canadian GAAP conforms in all material respects with U.S. GAAP except for certain matters, the details of which are more fully described in our financial statements in Item 8 of our 2008 Annual Report filed on Form 10-K and in the Form 10-Q for the quarter ended March 31, 2009, and are summarized as follows:

Unaudited Pro forma Condensed Consolidated Balance Sheet

The application of U.S. GAAP has the following effects on consolidated balance sheet items as reported under Canadian GAAP:

	As at March 31, 2009
	Pro forma			Pro forma
	Canadian	Increase		U.S.
	GAAP	(Decrease)	Notes	GAAP

Assets
Current Assets:
Cash and cash equivalents	$58,776	$-		$58,776
Accounts receivable	4,431	-		4,431
Prepaid and other current assets	1,461	-		1,461
Derivative instruments	1,004	-		1,004
Cash in escrow	2,000	-		2,000
Total Current Assets	67,672	-		67,672

Oil and gas properties
and development costs, net	143,542	(38,500)	(i)	116,629
		13,143	(ii)
		(1,164)	(iii)
		(392)	(iv)
Intangible assets - technology	92,153	-		92,153
Long term assets	221	392	(v)	613
Total Assets	$303,588	$(26,521)		$277,067

Liabilities and Shareholders' Equity
Current Liabilities:
Accounts payable and accrued liabilities	8,193	-		8,193
Income tax payable	2,286	-		2,286
Derivative instruments	-	3,162	(vi)	3,162
Total Current Liabilities	10,479	3,162		13,641

Long term debt	37,007	392	(v)	38,701
		1,694	(iv)
		(392)	(iv)
Asset retirement obligations	2,138	-		2,138
Long term obligation	1,900	-		1,900
Total Liabilities	51,524	4,856		56,380

Shareholders' Equity:
Share capital	413,857	74,455	(vii)	501,014
		(498)	(viii)
		13,200	(vi)
Purchase warrants	18,805	(18,805)	(vi)	-
Contributed surplus	17,323	(3,250)	(vii)	11,126
		(2,947)	(vi)
Convertible note	2,086	(2,086)	(iv)	-
Accumulated deficit	(200,007)	(91,446)		(291,453)
Total Shareholders' Equity	252,064	(31,377)		220,687
Total Liabilities and Shareholders' Equity	$303,588	$(26,521)		$277,067

Unaudited Pro forma Condensed Consolidated Statements of Operations

The application of U.S. GAAP had the following effects on net loss and net loss per share as reported under Canadian GAAP:

	Three Months Ended March 31, 2009
	Pro forma			Pro forma
	Canadian	Increase		U.S.
	GAAP	(Decrease)	Notes	GAAP
Revenue
Oil and gas revenue	$5,733	$-		$5,733
Gain (loss) on derivative instruments	82	(2,041)	(vi)	(1,959)
Interest income	11	-		11
Total Revenue	5,826	(2,041)		3,785

Expenses
Operating costs	2,701	-		2,701
General and administrative	4,886	(392)	(iv)	4,494
Business and technology development	2,037	-		2,037
Depletion and depreciation	5,955	(3,214)	(ii)	2,741
Interest expense and financing costs	177	-		177
Provision for impairment
of HTLTM development costs	-	146	(iii)	146
Total Expenses	15,756	(3,460)		12,296

Loss from continuing operations before Income Taxes	(9,930)	1,419		(8,511)

Current provision for income taxes	(1,645)	-		(1,645)

Net Loss from continuing operations	$(11,575)	$1,419		$(10,156)

Net Loss per share - Basic and Diluted	$(0.04)	$-		$(0.04)

Weighted Average Number of shares (in thousands)
Basic and Diluted	279,381			279,381

	Three Months Ended March 31, 2008
	Pro forma			Pro forma
	Canadian	Increase		U.S.
	GAAP	(Decrease)	Notes	GAAP
Revenue
Oil and gas revenue	$10,888	$-		$10,888
Gain (loss) on derivative instruments	(2,682)	(3,167)	(vi)	(5,849)
Interest income	28	-		28
Total Revenue	8,234	(3,167)		5,067

Expenses
Operating costs	4,310	-		4,310
General and administrative	3,586	-		3,586
Business and technology development	1,476	-		1,476
Depletion and depreciation	6,909	(879)	(ii)	6,030
Interest expense and financing costs	385	-		385
Provision for impairment
of HTLTM development costs	-	9	(iii)	9
Total Expenses	16,666	(870)		15,796

Net Loss from continuing operations	$(8,432)	$(2,297)		$(10,729)

Net Loss per share - Basic and Diluted	$(0.03)	$(0.01)		$(0.04)

Weighted Average Number of shares (in thousands)
Basic and Diluted	244,873			244,873

	Year Ended December 31, 2008
	Pro forma			Pro forma
	Canadian	Increase		U.S.
	GAAP	(Decrease)	Notes	GAAP
Revenue
Oil and gas revenue	$48,370	$-		$48,370
Gain (loss) on derivative instruments	1,688	4,665	(vi)	6,353
Interest income	612	-		612
Total Revenue	50,670	4,665		55,335

Expenses
Operating costs	21,515	-		21,515
General and administrative	15,779	-		15,779
Business and technology development	6,453	-		6,453
Depletion and depreciation	25,761	(2,821)	(ii)	22,940
Interest expense and financing costs	1,309	-		1,309
Provision for impairment of HTLTM and GTL
intangible assets and development costs	15,054	(4,640)	(iii)	10,414
Write off of deferred financing costs	2,621	-		2,621
Provision for impairmentof oil and gas properties	-	21,560	(i)	21,560
Total Expenses	88,492	14,099		102,591

Loss from continuing operations before Income Taxes	(37,822)	(9,434)		(47,256)
Current provision for income taxes	(654)	-		(654)
Net Loss from continuing operations	$(38,476)	$(9,434)		$(47,910)

Net Loss per share - Basic and Diluted	$(0.15)	$(0.04)		$(0.19)

Weighted Average Number of shares (in thousands)
Basic and Diluted	258,815			258,815

	Year Ended December 31, 2007
	Pro forma			Pro forma
	Canadian	Increase		U.S.
	GAAP	(Decrease)	Notes	GAAP
Revenue
Oil and gas revenue	$31,365	$-		$31,365
Gain (loss) on derivative instruments	(4,993)	592	(vi)	(4,401)
Interest income	317	-		317
Total Revenue	26,689	592		27,281

Expenses
Operating costs	13,000	-		13,000
General and administrative	10,104	-		10,104
Business and technology development	9,625	-		9,625
Depletion and depreciation	20,640	(3,470)	(ii)	17,170
Interest expense and financing costs	623	-		623
Provision for impairment of HTLTM and GTL
intangible assets and development costs	-	(6,011)	(iii)	(6,011)
Provision for impairmentof oil and gas properties	6,130	(280)	(i)	5,850
Total Expenses	60,122	(9,761)		50,361

Net Loss from continuing operations	$(33,433)	$10,353		$(23,080)

Net Loss per share - Basic and Diluted	$(0.14)	$0.04		$(0.10)

Weighted Average Number of Shares (in thousands)
Basic and Diluted	242,362			242,362

	Year Ended December 31, 2006
	Pro forma			Pro forma
	Canadian	Increase		U.S.
	GAAP	(Decrease)	Notes	GAAP
Revenue
Oil and gas revenue	$35,683	$-		$35,683
Gain (loss) on derivative instruments	-	(691)	(vi)	(691)
Interest income	637	-		637
Total Revenue	36,320	(691)		35,629

Expenses
Operating costs	11,834	-		11,834
General and administrative	8,552	-		8,552
Business and technology development	7,610	-		7,610
Depletion and depreciation	27,172	(2,369)	(ii)	24,803
Interest expense and financing costs	673	-		673
Provision for impairment of HTLTM and GTL
intangible assets and development costs	-	958	(iii)	958
Provision for impairmentof oil and gas properties	5,420	10,520	(i)	15,940
Write off of deferred acquisition costs	736	-		736
Total Expenses	61,997	9,109		71,106

Net Loss from continuing operations	$(25,677)	$(9,800)		$(35,477)

Net Loss per share - Basic and Diluted	$(0.11)	$(0.04)		$(0.15)

Weighted Average Number of Shares (in thousands)
Basic and Diluted	235,640			235,640

Oil and Gas Properties and Development Costs

(i) There are certain differences between the full cost method of accounting for oil and gas properties as applied in Canada and as applied in the U.S. The principal difference is in the method of performing ceiling test evaluations under the full cost method of accounting rules.

(ii) The differences noted in (i) above have resulted in an accumulated net increase in impairment provisions on the Company’s oil and gas properties. This net increase in U.S. GAAP impairment provisions has resulted in lower depletion rates for U.S. GAAP purposes and consequently a reduction in depletion and depreciation expense and accumulated depletion for U.S. GAAP when compared to Canadian GAAP.

(iii) Under Canadian GAAP, the Company capitalizes certain development costs incurred for projects subsequent to executing a memorandum of understanding. If no definitive agreement is reached, then the project’s capitalized costs, which are deemed to have no future value, are written down and charged to the results of operations with a corresponding reduction in development costs. Under U.S. GAAP, these development costs incurred prior to executing a definitive agreement are considered to be research and development and are expensed as incurred.

(iv) Under Canadian GAAP we were required to bifurcate the value of a convertible note, allocating a portion to long term debt and a portion to equity. Under U.S. GAAP, the convertible debt securities in their entirety are classified as debt. Under Canadian GAAP this discount accretion was capitalized.

Long term Assets

(v) Under Canadian GAAP the Company accounts for deferred financing costs, or transaction costs, as a reduction from the related liability and accounted for using the effective interest method. Under U.S. GAAP purposes, these costs are classified as other assets and amortized over the expected term of the financial liability.

Liabilities and Shareholders’ Equity

(vi) The Company accounts for purchase warrants as equity under Canadian GAAP, whereas under U.S. GAAP, share purchase warrants with an exercise price denominated in a currency other than a company’s functional currency are accounted for as derivative liabilities. Changes in the fair value of the warrants are required to be recognized in the statement of operations each reporting period for U.S. GAAP purposes. At the time that the Company’s share purchase warrants are exercised, the value of the warrants will be reclassified to shareholders’ equity for U.S. GAAP purposes. Under Canadian GAAP, the fair value of the warrants on the issue date is recorded as a reduction to the proceeds from the issuance of common shares, with the offset to the warrant component of equity. The warrants are not revalued to fair value under Canadian GAAP.

(vii) In June 1999, the shareholders approved a reduction of stated capital in respect of the common shares by an amount of $74.5 million being equal to the accumulated deficit as at December 31, 1998. Under U.S. GAAP, a reduction of the accumulated deficit such as this is not recognized except in the case of a quasi reorganization.

(viii) Under Canadian GAAP, the Company accounts for all stock options granted to employees and directors since January 1, 2002 using the fair value based method of accounting. Prior to January 1, 2006 the Company did not recognize compensation costs in its financial statements for stock options issued to employees and directors. This difference has resulted in a carry-forward difference in contributed surplus under Canadian GAAP and U.S. GAAP but results in no significant differences in the statements of operations.